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                                                                   EXHIBIT 10.18

                            OFFICE SUBLEASE - GROSS

          1.  Basic Lease Provisions ("Basic Lease Provisions")

               1.1 Parties: This Lease, dated, for reference purposes only, November 1, 1998, is made by and between INSWEB CORPORATION, a Delaware corporation (herein called "Lessor") and EQUINIX, INC., a Delaware corporation (herein called "Lessee").

               1.2 Premises: The entire second floors, consisting of approximately 15,180 rentable feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

               1.3 Building: Commonly described as being located at 901 Marshall Street in the City of Redwood City, County of San Mateo, State of California, as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

               1.4 Use: General office purposes, including the provision of Internet service on a 24-hour a day basis, subject to paragraph 6.

               1.5 Term: Nineteen (19) months commencing November 15, 1998 ("Commencement Date") and ending June 14, 2000 ("Expiration Date"), as defined in paragraph 3.

               1.6 Base Rent: Base Rent shall be $3.15 per sq. ft. per month, payable on the 1st day of each month, per paragraph 4.1 subject to the following: No rent shall be payable for the period of November 15, 1998 through December 14, 1998 ("Free Rent Period").

               1.7 Base Rent Increase: On December 15, 1999 the monthly Base Rent payable under paragraph 1.6 above shall be adjusted to $3.25 per square foot per month.

               1.8 Rent Paid Upon Execution: $47,817 representing Rent for the first month after December 15, 1998 ("Rent Commencement Date").

               1.9 Security Deposit: $47,817 shall be paid upon execution of the Sublease.

               1.10 Lessee's Share of Operating Expense Increase: 0% as defined in paragraph 4.2. Base Rent is to be on gross full service basis, except as otherwise stated herein.

          2.  Premises, Parking and Common Areas.

               2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease

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Provisions.  "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

               2.2 Vehicle Parking: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to 53 parking spaces in the Office Building Project on a non-exclusive basis at no cost to Lessee.

               2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

               2.2.2 The monthly parking rate per parking space will be $0.00 pr month at the commencement of the term of this Lease.

               2.3 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

               2.4 Common Areas--Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

          3.   Term.  SEE ADDENDUM

               3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

               3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and

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subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligations of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within thirty (30) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

               3.2.1 Possession Tendered-Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1

               3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors. SEE ADDENDUM.

               3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

               3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

           4.  Rent.

               4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph
1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of

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days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

          5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

          6.   Use.

               6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

          6.2  Compliance with Law. SEE ADDENDUM.

               (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Master Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions or record, or any applicable building code, regulation or ordinance in effect on such Master Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

               (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will lend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

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          6.3  Condition at Premises. SEE ADDENDUM.

               (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Dale (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor s sole cost, rectify such violation.

               (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor s agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

          7. Maintenance, Repairs, Alterations and Common Area Services. SEE ADDENDUM.

               7.1 Lessors Obligations. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any stature now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor s failure to keep the Premises in good order, condition and repair.

               7.2  Lessee's Obligations.

                    (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof Lessor as additional rent for that portion or the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible or the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building

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standards. Lessor may, at its option, upon reasonable notice, elect to have
Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

                    (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear it the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the Installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise staled in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings. wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

               7.3  Alterations and Additions.  SEE ADDENDUM.

                    (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises or the Office Building Project. As used in this paragraph 7.3 the term Utility Installation shall mean carpeting, window and wall coverings, power panels, electrical distribution systems lighting fixtures, air conditioning, plumbing and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense if Lessor reserved the right to require removal upon installation. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost or such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term or this Lease, require that Lessee remove any part or all of the same.

                    (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

                    (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which

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claims are or may be secured by any mechanic's or materialmen's lien against the
Premises, the Building or the Office Building Project, or any interest therein.

                    (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Leesee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

                    (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

                    (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

               7.4 Utility Additions. Lessor reserves the right to install new or additional facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

          8.   Insurance; Indemnity.  SEE ADDENDUM.

               8.1 Liability Insurance--Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability Insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than

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$1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

               8.2 Liability Insurance--Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $3,000,000 per occurrence.

               8.3 Property Insurance--Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

               8.4 Property Insurance--Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project Improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

               8.5 Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other

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modification except after thirty (30) days prior written notice to Lessor.
Lessee shall at least thirty (30) days prior to the expiration of such policies furnish Lessor with renewals thereof.

               8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide. SEE ADDENDUM.

               8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agents Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity work or things done permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease or arising from any act or omission of Lessee or any of Lessee's agent, contractor, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

               8.8 Exemption of Lessor from Liability. SEE ADDENDUM. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agent or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliance, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury result from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, not from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

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               8.9  No Representation of Adequate Coverage.  Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

          9.   Damage or Destruction.

               9.1  Definitions.  SEE ADDENDUM.

                    (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

                    (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

                    (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) or more of the then Replacement Cost of the Building.

                    (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

                    (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

                    (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

                    (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

               9.2  Premises Damage; Premises Building Partial Damage.

                    (a) Insured Loss: Subject to the provisions of paragraph 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

                    (b) Uninsured Loss: Subject to the provisions of paragraphs
9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

               9.3 Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

               9.4  Damage Near End of Term.

                    (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

               9.5  Abatement of Rent; Lessee's Remedies.

                    (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                    (b) Upon the occurrence of damage to 25% or more of the Premises, if Lessor or Master Landlord shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within thirty (30) days after such occurrence, of if Lessor or Master Landlord shall not complete the restoration and repair within ninety (90) days after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

                    (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

               9.6 Termination--Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

               9.7 Waiver. Lessor and Lessee waive the provisions of any statue which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

          10.  Real Property Taxes.

               10.1 Personal Property Taxes.

                    (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

                    (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the faxes applicable to Lessee's property.

          11.  Utilities.  SEE ADDENDUM.

               11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amount of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

               11.2 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

               11.3 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

               11.4 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions. SEE ADDENDUM.

          12.  Assignment and Subletting.  SEE ADDENDUM.

               12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interested in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease, without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) is Lessee is a corporation, more than fifty percent (50%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than fifty percent (50%) of the profit and loss participation in such partnership.

               12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, are controlled by or is under common control with Lessee, or to any corporation resulting from the merger of consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective,
(a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment of subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

               12.3 Terms and Conditions Applicable to Assignment and Subletting. SEE ADDENDUM.

                    (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

                     (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

                     (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease.

                     (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                     (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

                     (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                     (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                     (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

              12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated herein:

                     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

                    (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

                    (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

                    (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                    (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

               12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

               12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of

Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

          13.  Defaults; Remedies.

               13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                    (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of 30 days or more. SEE ADDENDUM.

                    (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

                    (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                    (d) The failure by Lessee to observe or perform any of the covenants or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                    (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C.(S)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

                    (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

               13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice of demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

                    (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

                    (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or to Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                    (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

               13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

               13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.

Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, or any other sum due from Leasee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.


               14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice written thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof, Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

          15.  Broker's Fee.

                    (a) The brokers involved in this transaction are BT Commercial Real Estate representing Lessor as "listing broker" and Cornish & Carey Commercial representing Lessee as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s) for brokerage services rendered by said broker(s) to Lessor in this transaction.

                    (b) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

          16.  Estoppel Certificate.

                    (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

                    (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

                    (c) If Lessor or Master Lease (as defined in the Addendum) desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

               17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as foresaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

               18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

               19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgements from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

               20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

               21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

               22. Incorporation of Prior Agreements; Amendment. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

               23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

          24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

          25. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred fifty percent (150%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

          26. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          27. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

          28. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

          29.  Subordination.

                         (a) This Lease, and any Option or right of first
refusal granted hereby, at Lessor's option, shall be subordinate to the Master Lease (as defined in the Addendum), any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms or the Master Lease is terminated by its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgaging deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                    (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

          30.  Attorneys' Fees.

               30.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of t his paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

               30.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

               30.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

          31.  Lessor's Access.

               31.1 Lessor and Lessor's agents and Master Landlord and its agents shall have the right to enter the Premises at reasonable times after 24 hours notice except in an emergency for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

               31.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

               31.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

          32. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard or reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

          33. Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project. SEE ADDENDUM.

          34. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

          35. Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

          36. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

          37. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

          38.  Options.

               38.1 Definition. As used in this paragraph the work "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

               38.2 Options. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

               38.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

               38.4 Effect of Default on Options.

                    (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 months period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

                    (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 38.4(a).

                    (c) All rights of Lessee under the provisions so an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

          39.  Security Measures--Lessor's Reservations.

               39.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

               39.2 Lessor shall have the following rights:

                    (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

                    (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

                    (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein;

                    (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

               39.3     Lessee shall not:

                    (a) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

          40.  Easements.

               40.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

               40.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

          41. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

          42. Authority. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

          43. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

          44. No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

          45. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

          46. Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

          47. Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

          48. Attachments. Attached hereto are the following documents which constitute a part of this Lease:

          ADDENDUM TO OFFICE SUBLEASE OF EVEN DATE HEREWITH

          COPY OF MASTER LEASE

          IN WITNESS WHEREOF, this Office Sublease has been executed by the parties as of the date first written above.

LESSOR:

INSWEB CORPORATION,
a Delaware corporation



By:    /s/ Sheryl S. Dodsworth
       --------------------------
Name:  Sheryl S. Dodsworth
Title: SVP Finance & Administration


LESSEE:

EQUINIX, INC.
a Delaware corporation



By:    /s/ Albert M. Avery, IV
       -----------------------
Name:  Albert M. Avery, IV
Title: Chief Executive Officer

                                   EXHIBIT A

                    [GRAPHIC OF FLOOR PLAN OF LEASED SPACE]

                                   EXHIBIT B

                             RULES AND REGULATIONS

Dated:  November 1, 1998

By and Between:  InsWeb Corporation and Equinix, Inc.

                                 GENERAL RULES

          1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

          2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Projects and its occupants.

          3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

          4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

          5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

          6. Lessee shall not alter any lock or install new or additional locks or bolts.

          7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

          8. Lessee shall deface the walls, partitions or other surfaces of the premises or Office Building Project.

          9. Lessee shall suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

          10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

          11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

          12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of ____ P.M. and ___ A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

          13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

          14. No window coverings, shades or awnings shall be installed or used by Lessee.

          15. No Lessee, employee or invitee shall go upon the roof of the Building.

          16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

          17. Lessee shall not use any method of heating or air conditioning other than as provider by Lessor.

          18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

          19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

          20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

          21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

          22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

          23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                 PARKING RULES

          1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles," Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

          2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

          3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

          4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

          5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same compiles with applicable law, ordinances and regulations.

          6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

          7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

          8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

          9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

          10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

          11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

          12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                   EXHIBIT C

                                 MASTER LEASE

                                To be attached.

                                   EXHIBIT D

                    [GRAPHIC OF FLOOR PLAN OF LEASED SPACE]

                             ADDENDUM TO SUBLEASE

          THIS ADDENDUM TO SUBLEASE shall constitute a part of that certain OFFICE SUBLEASE dated as of November 1, 1998 (the "Sublease") between INSWEB CORPORATION, a Delaware corporation as Lessor and EQUINIX, INC., a Delaware corporation as Lessee, and the terms hereof shall for all purposes be deemed incorporated in the Sublease.

          1.   Master Lease.  Lessee acknowledges that Lessor leases the
               ------------
Building in which the subleased Premises ("Subleased Premises") are located pursuant to a Triple Net Lease dated January 12, 1998 (the "Master Lease") between Lessor as Tenant and Marshall Squares LLC, a California limited liability company as Landlord ("Master Landlord"), a copy of which is attached hereto as Exhibit C, and which is incorporated herein by this reference for the purpose of informing Lessee of the terms and conditions applicable to and binding upon Master Landlord and Lessor with respect to the leasehold of the Building. Lessee further acknowledges that this Sublease, and the rights of Lessee with respect to the Subleased Premises, are subordinate to the provisions of the Master Lease to the extent the same affect or are applicable to the Subleased Premises, but that Lessee is not bound to perform Lessor's obligations thereunder for the benefit of Master Landlord. Notwithstanding the foregoing acknowledgement of subordination, except as otherwise expressly provided in this Addendum with respect to particular provisions so stating, in the event of a conflict or inconsistency between the Master Lease and this Sublease, the provisions of this Sublease shall control as between Sublessor and Sublessee with respect to the leasing of the Premises.

          2.   Approval and Consent.  In all provisions of the Sublease where
               --------------------
the Lessor's consent or approval is required, unless Lessor otherwise elects in a particular instance, the consent or approval of both Lessor and Master Landlord shall be required. Lessor shall have no obligation with respect to such consent or approval of Master Landlord, except the obligation to use reasonable efforts to obtain such consent or approval from Master Landlord. In no event shall Lessor be obligated to spend more than a nominal sum in connection with seeking or obtaining any such consent or approval of Master Landlord. In connection with any such solicitation of Master Landlord's consent or approval on Lessee's behalf, Lessee at its sole cost and expense shall provide Lessor with all information, materials and reimbursement of costs and expenses (including reasonable attorneys' fees, if applicable) reasonably required by Master Landlord under the Master Lease or by Lessor in order to determine whether such approval or consent shall be given.

          3.   Term; Early Occupancy.  Notwithstanding the provisions of
               ---------------------
Paragraph 3.3 of the Sublease to the contrary, Lessor, upon two (2) days prior written notice from Lessee, shall provide Lessee access to the Premises prior to the Commencement Date only for the purpose of installing cabling, partitions and other furnishings required by Lessee. Lessee shall have no obligation for the payment of Rent during such early access period. Lessee shall in no event commence operation of its business at the Premises prior to November 15, 1998.

          4.   Extension Option.  Lessor hereby grants Lessee a conditional
               ----------------
option to extend the Term of this Sublease for a period of six (6) months beyond the Expiration Date set forth in Paragraph 1.5 of the Sublease. Lessee's right to exercise this option shall be expressly conditioned upon the following: (i) Lessor shall have notified Lessee in writing on or before November 15, 1999 that Lessor does not intend to occupy the Premises for its own use; and (ii) Lessee shall have notified Lessor in writing on or before January 15, 2000 that Lessee elects to exercise the option to extend the Term from June 15, 2000 through December 14, 2000 ("Extension Term"). The Base Rent payable during the Extension Term shall be $3.25 per rentable square foot. All other terms, conditions and provisions of this Sublease in effect immediately prior to the original Expiration Date shall be applicable during the Term, except that Lessee shall have no additional option rights.

          5.   After Hours HVAC.  The normal business hours for operation of the
               ----------------
HVAC system for the Premises shall be 7 AM to 6 PM Monday through Friday. In the event Lessee gives Lessor reasonable prior written notice that Lessee needs additional HVAC service beyond such normal business hours, Lessor will make reasonable efforts to accommodate such a request, and Lessee shall be obligated to pay for such additional service at a rate to be reasonably determined by Lessor from time to time as approximately equivalent to Lessor's cost for such service, which rate initially shall be thirty-five dollars ($35) per hour, and in no event shall exceed fifty dollars ($50) per hour.

          6.   Janitorial Service.  Lessor, at no additional cost to Lessee,
               ------------------
shall provide janitorial service to the Premises Monday through Friday in accordance with basic building standards for janitorial cleaning services.

          7.   Signaqe.  Lessor at no cost to Lessee shall provide Lessee
               -------
building standard signage on the directory in the lobby on the ground floor of the Building. Lessee at Lessee's sole cost and expense shall have the right to install signage at the entrance to Premises on the second floor, and shall remove the same at its cost and expense upon the termination or earlier expiration of the Term of the Sublease.

          8.   Security Card Keys.  Lessor, at no additional cost to Lessee,
               ------------------
shall make available to Lessee up to sixty (60) non-photo security card keys providing access to the Building and the Premises for the use of Lessee's staff. Lessee shall immediately notify Lessor in the event any of such security card keys are lost, stolen or destroyed. Upon reasonable prior notice and request by Lessee, Lessor shall provide Lessee replacement and additional card keys, or photographic card keys, at a cost to be reasonably determined by Lessor.

          9.   Compliance; Punchlist Procedure.  On or before the third (3rd)
               -------------------------------
day after the Commencement Date and prior to Lessee's commencement of any cabling, furnishing or other work or installation at the Premises, Lessor and Lessee shall jointly inspect the condition of the Premises and prepare a list of items, if any, requiring correction for compliance with the provisions of this Sublease. Within ten (10) business days after the Rent Commencement Date, Lessee shall provide Lessor with a punchlist of any additional items requiring correction at the Premises. Within five (5) days thereafter, Lessor and Lessee shall jointly inspect the Premises to determine what actions, if any, are needed to correct any such punch list items for which Lessor is responsible, and any additional items requiring correction or repair by Lessee as a result of damage occurring during the course of tenant improvement work undertaken by Lessee.

          Lessor's obligations under Paragraph 6.2(a) of the Sublease to rectify any failure of the Subleased Premises to comply with applicable building codes, regulations and ordinances as of the Commencement Date of the Master Lease shall be deemed fully satisfied if Lessor uses reasonable efforts to require Master Landlord to so rectify such noncompliance in accordance with the provisions of the Master Lease. In no event shall Lessor be obligated to spend more than a nominal sum in connection with seeking to enforce such compliance obligations on the part of Master Landlord.

          10.  Systems.  Lessor's obligations under Paragraph 6.3(a) of the
               -------
Sublease to rectify any failure of the plumbing, lighting, heating and air conditioning systems in the Subleased Premises to be in good operating condition as of the Commencement Date, including any items included on the punchlist prepared by Lessee in accordance with Paragraph 9 hereinabove, shall be deemed fully satisfied if Lessor uses reasonable efforts to require Master Landlord to so rectify such failure in accordance with the provisions of the Master Lease. In no event shall Lessor be obligated to spend more than a nominal sum in connection with seeking to enforce such obligations on the part of Master Landlord.

          11.  Maintenance, Repairs, Common Area Services.  Lessor's obligations
               ------------------------------------------
under Paragraph 7.1 of the Sublease to keep the Building exterior walls, equipment, roof and structural components, and the landscaping, parking structure and other components of the Common Areas of the Project in their condition existing as of the Commencement Date shall be deemed fully satisfied if Lessor uses reasonable efforts to require Master Landlord to fulfill its maintenance and repair obligations with respect to such elements in accordance with the provisions of the Master Lease. In no event shall Lessor be obligated to spend more than a nominal sum in connection with seeking to enforce such obligations on the part of Master Landlord.

          12.  Insurance and Indemnity.  The liability insurance required to be
               -----------------------
maintained by Lessee shall named both Lessor and Master Landlord as additional insureds. No such policy shall be cancellable except upon thirty (30) days prior written notice to Lessor and Master Landlord. Lessee's indemnity obligations under Paragraph 8.7 of the Sublease shall be deemed to benefit and apply to both Lessor and Master Landlord. The waiver of subrogation set forth in Paragraph 8.6 shall be deemed applicable as between Lessee and both Lessor and Master Landlord.

          13.  Failure of Electrical Service.  Notwithstanding the provisions of
               -----------------------------
Section 8.8 of the Sublease, Lessor agrees to use reasonable efforts and diligence (i) to provide Lessee reasonable prior notice of Lessor's intent to undertake (or to cause Master Landlord or the agents of either to undertake) repairs or adjustments to the power panels for the building or the Premises, which repairs or adjustments are reasonably likely to interrupt or interfere with the normal operation of the electrical system for the Premises, and (ii) to minimize the effects of any such interruption or interference upon Lessee's use of the Premises and operation of its business therein, by acceding to Lessee's reasonable repair scheduling requests or otherwise (except in the event of an emergency). In the event any such interruption of electrical service to the Premises is caused by Lessor's negligence or willful misconduct, and such interruption materially and substantially interferes with Lessee's operation of its business and substantially deprives Lessee of use of the Premises, then Lessee shall be entitled to an abatement of Rent for each day of utility service disruption, up to a maximum abatement amount equal to five (5) days Rent. In no event or circumstance shall Lessor have any other obligation or liability whatsoever to Lessee, for damages or loss of any sort, resulting from or arising out of any interruption of utility services to the Premises, regardless of the cause thereof.

          14.  Damage and Destruction.  Notwithstanding the provisions of
               ----------------------
Article 9 of the Sublease to the contrary, Lessor's obligations and Lessee's rights with respect to repair and restoration of the Subleased Premises or the Building shall be conditioned upon and subject to Lessor's rights, if any, to enforce Master Landlord's obligations with respect to repair and restoration under Section 11 of the Master Lease.

          15.  Assignment and Subletting.  In connection with any proposal by
               -------------------------
Lessee with respect to an assignment of the Sublease or the subletting of all or part of the Subleased Premises, Lessee shall be required to comply with and satisfy for the benefit of Lessor all obligations and conditions applicable to "Tenant" for the benefit of Master Landlord as stated in Article 13 of the Master Lease, in addition to all applicable provisions of this Sublease. In addition, upon Lessor's receipt of a proposal for any such assignment or subletting, Lessor shall have the right to elect to terminate the Sublease with respect to the Subleased Premises (or such lesser portion thereof as may be applicable to the proposal) upon thirty (30) days prior written notice to Lessee.

          16.  Vacating or Abandonment.  Notwithstanding the provisions of
               -----------------------
Paragraph 13.1(a) of the Sublease, the vacating or abandonment of the Premises by Lessee shall not be deemed a material default under the Sublease if Lessee continues to pay all Rent and other sums payable to Lessor under the sublease when due during such vacancy and (i) notifies Lessor in writing of Lessee's intent to vacate not less than thirty (30) days in advance, (ii) Lessee obtains and provides Lessor prior to vacating the Premises all necessary endorsements required to ensure that the insurance with respect to the Premises shall in remain in full force and effect notwithstanding such vacating; (iii) Lessee takes all commercially reasonable steps necessary to secure the Premises against unauthorized entry during the period of such vacancy, and (iv) Lessee indemnifies Lessor against any claim, cost, damage, expense, fee, liability or suit arising from or in connection with, such vacancy.

          17.  Estoppel Certificate.  Lessee's obligation under Paragraph 16 of
               --------------------
the Sublease to deliver estoppel certificates and other information to Lessor upon certain specified circumstances shall be deemed to require Lessee to provide such certificates and information to both Lessor and Master Landlord, if Lessor so requests in writing.

          18.  Environmental Compliance.  Lessee shall comply with, perform and
               ------------------------
be bound by all covenants, terms and conditions undertaken by or applicable to "Tenant" under Article 9 of the Master Lease, as the same may be applicable to the Subleased Premises or to the Lessee's use thereof or of the Parking Structure or other Common Areas, except that Lessee's obligations thereunder shall be deemed to benefit and be enforceable by both Lessor and Master Landlord. All references therein to the "Construction Parcel" shall be deemed to refer to the parcel of land upon which the Building is located.

          19.  Address for Notices.  The addresses of Lessor and Lessee for
               -------------------
notice purposes shall be as follows, or as otherwise stated in a written change of address notice delivered to the other party in the manner provided in Paragraph 23 of the Sublease.

               LESSOR:              InsWeb Corporation
                                    901 Marshall Street,
                                    Redwood City, CA 94063
                                    Attn:  Sherie Dodsworth,
                                    SVP Finance and Administration
               with a copy to:
                                    Law Offices of D. A. Berndt
                                    55 Oak Ridge Road
                                    Berkeley, CA 94705

               LESSEE:              Equinix, Inc.
                                    Second Floor
                                    901 Marshall Street
                                    Redwood City, CA 94063

               with a copy to:
                                    Garth Pickett, Esq.
                                    Hopkins & Carley, a Law Corporation
                                    2 West Santa Clara Street
                                    6th Floor
                                    San Jose, California 95113

          20.  No Solicitation of Employees.  Lessor and Lessee covenant and
               ----------------------------
agree that neither shall solicit the employment or services of persons employed by (or serving as independent contractor for) the other party. Each party shall inform its human resources managers and staff of the foregoing covenant and shall make all reasonable efforts to enforce their observance of it.

          21.  Incorporation of Exhibits.  All Exhibits referred to herein and
               -------------------------
attached hereto are made a part hereof by this reference as fully as though set forth herein in their entirety.

          22.  Condition Precedent.  Section 13 of the Master Lease requires the
               -------------------
consent of Master Landlord to the subletting of any portion of the Building. Lessor shall solicit Master Landlord's consent to this Sublease promptly following execution of this Sublease by both parties. In the event Master Landlord's written consent to this Sublease has not been obtained within thirty
(30) days after the execution hereof by Lessor and Lessee, then this Sublease may be terminated by either party hereto upon written notice to the other, and upon such termination neither party hereto shall have any further rights against or obligations to the other party hereunder.

          23.  Initial Tenant Improvements.  Lessee, at Lessee's sole cost and
               ---------------------------
expense, shall have the right to construct the tenant improvement work (the "Work") as shown in the floor plan attached hereto as Exhibit D subject to the following conditions. Prior to submission for permits Lessee shall submit the working drawings, plans and specifications for the Work (collectively, "the Plans") to Lessor and Master Landlord for their review and approval which in Lessor's case shall not be unreasonably withheld or delayed. If Lessor or Master Landlord informs Lessee of objection to the Plans, Lessee shall modify the Plans to satisfy such objection prior to commencement of the Work. The Work shall be completed in accordance with the Plans as approved by Lessor and Master Landlord and with all applicable building and other permits, and shall comply with all applicable local, state and federal laws and regulations.

          At least six (6) months prior to expiration of the Term of the Sublease Lessor shall notify Lessee whether Lessee shall be required to remove all or any part of the Tenant Improvement Work upon expiration of the Term. If so required, Lessee shall remove the Tenant Improvements or the applicable portion thereof at Lessee's sole cost and expense and shall restore the Premises to its condition as of the effective date of the Sublease.

          IN WITNESS WHEREOF, this Office Sublease has been executed by the parties as of the date first written above.

LESSOR:                      INSWEB CORPORATION,
                             a Delaware corporation

                                 By:     /s/ Sheryl S. Dodsworth
                                    -------------------------------------
                                 Name:   Sheryl S. Dodsworth
                                 Title:  SVP Finance & Administration

LESSEE:                      EQUINIX, INC.,
                             a Delaware corporation

                                 By:     /s/ Albert M. Avery, IV
                                    -------------------------------------
                                 Name:   Albert M. Avery, IV
                                 Title:  Chief Executive Officer